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                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Hartford HLS Series Fund II, Inc. does hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of The Hartford Mutual Funds, Inc. for the period ended October 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: December 15, 2005                  By: /s/ David M. Znamierowski
                                             -----------------------------------
                                             David M. Znamierowski
                                             Its: President


Date: December 15, 2005                  By: /s/ Tamara L. Fagely
                                             -----------------------------------
                                             Tamara L. Fagely
                                             Its: Vice President, Controller
                                                  and Treasurer





A signed original of this written statement required by Section 906 has been provided to The Hartford Mutual Funds, Inc. and will be retained by The Hartford Mutual Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.